FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The following updated information is being provided pursuant to paragraph (d) of Item 3.01 of Form 8-K:

United States Cellular Corporation (“U.S. Cellular”) previously issued a press release and filed a Current Report on Form 8-K dated September 3, 2008 disclosing its intention to voluntarily transfer the listing of its Common Shares from the American Stock Exchange (“AMEX”) to the New York Stock Exchange (“NYSE”).  On September 15, 2008, U.S. Cellular filed a Form 25 with the Securities and Exchange Commission (“SEC”) effecting the voluntary delisting of its Common Shares from the AMEX.  On September 12, 2008, U.S. Cellular filed a Form 8-A with the SEC to effect the listing of its Common Shares on the NYSE.  As a result, trading in its Common Shares on the AMEX was suspended before the market open on September 15, 2008 and trading on the NYSE commenced at the market open on September 15, 2008.  The Common Shares continue to trade under its ticker symbol “USM”.

On September 15, 2008, U.S. Cellular issued a press release announcing the effectiveness of the change in listing from the AMEX to the NYSE.  A copy of the press release is included herein as Exhibit 99.1 and incorporated herein by reference.

Item 5.05                Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As permitted by paragraph (c) of Item 5.05, U.S. Cellular has posted to its internet web site a Code of Business Conduct and Ethics for Officers and Directors, which replaces U.S. Cellular’s prior Code of Ethics for Certain Officers and Code of Ethics for Board of Directors.  This was done in order to more fully comply with listing standards of the NYSE effective upon the change in listing on September 15, 2008.  This Code of Business Conduct and Ethics for Officers and Directors is available on U.S. Cellular’s web site, www.uscellular.com, under About Us—Investor Relations—Corporate Governance.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation

(Registrant)

Date:  September 15, 2008

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibit is filed herewith as noted below.

Exhibit Number	Description of Exhibit

99.1

Press Release dated September 15, 2008, is hereby incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K dated September 15, 2008 of Telephone and Data Systems, Inc., U.S. Cellular’s parent company